THE BJURMAN, BARRY FUNDS

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                            BJURMAN, BARRY SMALL CAP
                                   GROWTH FUND

                                   PROSPECTUS

                                  MAY 12, 2003

                         VISIT THE BJURMAN, BARRY FUNDS'
                              INTERNET WEB SITE AT:
                              WWW.BJURMANBARRY.COM

  These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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                      BJURMAN, BARRY SMALL CAP GROWTH FUND
                    10100 SANTA MONICA BOULEVARD, SUITE 1200
                       LOS ANGELES, CALIFORNIA 90067-4103
                                 (800) 227-7264

PROSPECTUS                                                          May 12, 2003
--------------------------------------------------------------------------------

Bjurman, Barry Small Cap Growth Fund, referred to as the Fund seeks capital appreciation through investments in the common stocks of companies with market capitalizations generally between $100 million and $1 billion at the time of investment.

The Fund is a separate series of shares of The Bjurman, Barry Funds, referred to as the Trust, an open-end, management investment company commonly known as a mutual fund. The Trust currently offers three separate series of shares to investors, the Micro-Cap Growth Fund, the All Cap Growth Fund and the Small Cap Growth Fund. Bjurman, Barry & Associates, referred to as the Adviser, serves as the investment adviser to the Trust.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

Risk/Return Summary ......................................................     2

Performance Summary ......................................................     3

Expense Summary ..........................................................     3

Investment Objective .....................................................     4

Investment Policies and Strategies .......................................     4

Investment Selection Process .............................................     4

Risk Factors .............................................................     5

Management of the Fund ...................................................     6

The Distribution Plan ....................................................     7

How to Purchase Shares ...................................................     7

How to Redeem Shares .....................................................    10

Shareholder Services .....................................................    13

Net Asset Value ..........................................................    13

Dividends and Taxes ......................................................    14

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                               RISK/RETURN SUMMARY

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund will invest, under normal circumstances, at least 80% of total net assets in the common stocks of U.S. companies whose total market capitalization at the time of purchase is between $100 million and $1 billion, which are referred to as Small Cap Companies, and which, in the opinion of the Adviser, have superior earnings growth characteristics. Shareholders will be provided with at least 60 days' prior notice of any change in this 80% investment policy.

The Adviser's unique equity selection process seeks to identify fast growing companies that are undervalued. The Adviser screens the universe of Small Cap Companies, using five quantitative factors:

     o    (1) earnings growth,
     o (2) earnings strength - those companies that are expected to have the greatest increase in next year's earnings,
     o    (3) earnings revision,
     o    (4) price/earnings to growth ratio, and
     o    (5) cash flow to price.

The Adviser then focuses on what it believes are the most promising industries and seeks to identify profitable companies with capable management teams, above average reinvestment rates, strong industry positions and productive research and development efforts.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund invests in securities that will fluctuate in value, and therefore you should expect the Fund's net asset value per share to fluctuate. Values of common stocks can fluctuate widely in response both to factors that are specific to the company issuing the stock and to general economic and market conditions. Growth stocks can be even more volatile than other equity investments. There is a risk that you could lose money by investing in the Fund.

Investing in the common stocks of small capitalization companies within the Fund's target market capitalization involves special risks and considerations not typically associated with investing in the common stocks of larger companies. The stocks of small cap companies are less liquid and may experience more market price volatility than the stocks of larger companies, and are typically subject to a greater degree of change in earnings and business prospects than larger, more established companies.

The Fund is a diversified mutual fund. However, because the Fund's portfolio may contain common stock of a limited number of companies, the Fund may be more sensitive to changes in the market value of a single issue or industry in its portfolio and therefore may present a greater risk than is usually associated with a more widely diversified mutual fund.

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The Fund is a newly  organized fund and has no operating  history as of the date of this prospectus. The Adviser cannot give any assurance that its investment strategy will succeed.

                               PERFORMANCE SUMMARY

The Fund is not permitted to report performance information in this section until it has completed one full calendar year of operation.

                                 EXPENSE SUMMARY

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases                                    None
Maximum Deferred Sales Load                                                None
Maximum Sales Load Imposed on Reinvested Dividends                         None
Redemption Fee                                                             None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Advisory Fees (1) ...................................................      1.00%
Distribution (12b-1) Fees ...........................................      0.25%
Other Expenses(2) ...................................................      1.49%
                                                                           ----
Total Annual Fund Operating Expenses (1) ............................      2.74%
                                                                           ====
_____________________________
(1) The Adviser has, on a voluntary basis, agreed to waive all or a portion of its fee and to reimburse certain expenses of the Fund necessary to limit total operating expenses to 1.80% of the Fund's average net assets. The Adviser reserves the right to terminate this waiver or any reimbursement at any time in the Adviser's sole discretion. Any fees waived or expense reimbursements are subject to repayment by the Fund to the Adviser within the following 3 years, subject to the approval of the Board of Trustees.
(2)  Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year            $  277
                           3 Years              850

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                              INVESTMENT OBJECTIVE

The Fund seeks capital appreciation through investments in the common stocks of small capitalization companies. The Adviser employs a growth-oriented approach to equity investment management and seeks to outperform market averages over a complete market cycle by investing in companies that the Adviser believes have above average earnings prospects.

This objective is fundamental and may not be changed without a vote of the holders of the majority of the outstanding voting securities of the Fund. The Fund's investment policies and strategies described below are not fundamental and may be changed without shareholder approval.

                       INVESTMENT POLICIES AND STRATEGIES

The Fund may purchase initial public offerings of unseasoned issuers if the Adviser has determined through its quantitative analysis that each company fits its criteria.

The Adviser expects that the Fund's portfolio generally will be fully invested in the common stocks of Small Cap Companies at all times, with only minimal holdings in short-term investments. The Fund may invest without limitation in short-term U.S. government obligations, money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant. The Fund may also purchase bank obligations such as certificates of deposit, bankers' acceptances, and interest-bearing savings and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations will have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations. Unrated instruments purchased by the Fund will be of comparable quality as determined by the Adviser. When the Fund invests in these kinds of securities, other than common stocks, as a temporary defensive measure, it may not achieve its investment objective.

Portfolio securities are sold whenever the Adviser believes it appropriate, regardless of how long the securities have been held. Portfolio turnover generally involves some expense to the Fund and a portfolio turnover in excess of 100% is generally considered high and increases the Fund's transaction costs, including brokerage commissions. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. Although the Fund's annual portfolio turnover rate cannot be accurately predicted, it is expected that it will generally exceed 200%.

                          INVESTMENT SELECTION PROCESS

The Adviser's unique equity selection process seeks to identify undervalued companies with superior earnings growth characteristics. The selection process starts by screening the universe of Small Cap Companies using 5 quantitative factors which emphasize both growth and value attributes. The screening factors include (1) earnings growth, (2) earnings strength, (3) earnings revision, (4) price/earnings to growth ratio, and (5) cash flow to price. Earnings strength describes those companies that are expected to have the greatest increase in next year's earnings over the prior year's earnings. Earnings revision measures and then describes the time-weighted

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change of analysts'  expectations  and  estimates  of earnings of an  individual company. The next step is a top-down economic analysis designed to identify what the Adviser believes are the most promising industries over the next 12 to 18 months.

Stocks are ranked according to the above 5 criteria to identify approximately 100 to 250 Small Cap Companies that the Adviser believes offer the best growth prospects and that are selling at attractive prices. The highest ranking stocks in the most promising industries are then subjected to additional fundamental and technical research. Generally, the Adviser attempts to identify profitable Small Cap Companies with capable management teams, above average reinvestment rates, strong industry positions, and productive research and development efforts. To ensure a well diversified portfolio, commitments to any one issue or industry are generally limited to 5% and 15%, respectively.

The Adviser's Investment Policy Committee reviews investment alternatives and implements portfolio changes as attractive investment opportunities become available. The closing prices of portfolio issues are reviewed daily. Any position that has declined 15% from its cost or from its recent high is reexamined as a potential sale candidate. Additionally, securities of Small Cap Companies which in the Adviser's opinion are overvalued or have lost earnings momentum, or are in industries no longer expected to perform well, are continually evaluated for sale.

                                  RISK FACTORS

MARKET RISK. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, and fluctuations due to a company's earnings, or economic conditions, or a decline in the market generally. In addition, an investment in the Fund is subject to the inherent risk that the market prices of a Fund's investments will not correlate to the Adviser's estimation of fundamental securities values or market trends, and to other factors beyond the control of the Adviser. Accordingly, the value of an investment in a Fund will fluctuate over time. An investment in either Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. The Adviser cannot give any assurance that its investment strategy will succeed.

IPO RISK. The Fund may invest in initial public offerings, or IPOs. The risks associated with IPOs include short earnings history, competitive conditions and reliance on a limited number of product lines and financial resources. There is also no guarantee that the Fund will continue to have access to the types of IPOs that have previously contributed to their performance or that any IPO will perform as well as previous IPOs.

DIVERSIFICATION. Diversifying a mutual fund's portfolio can reduce the inherent risks of investing by limiting the portion of your investment in any one issuer or industry. Less diversified mutual Fund may be more sensitive to changes in the market value of a single issuer or industry. The Fund may present greater risk than is usually associated with more widely diversified mutual Fund because it may invest in as few as 50-120 issuers. Therefore, the Fund may not be appropriate as your sole investment and should not be considered a balanced or complete investment program. The Fund cannot guarantee that they will achieve their objectives.

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SMALL CAP COMPANY RISK.  Investing in small  companies can be riskier than other investments. A company may have a small capitalization because it is new or has recently gone public, or because it operates in a new industry or regional market. Small companies may have more limited product lines, markets, and financial resources, making them more susceptible to economic or market setbacks. A portion of the securities in which the Fund invests are traded in the over-the-counter markets or on a regional securities exchange, and may be more thinly traded and volatile than the securities of larger companies. Analysts and other investors typically follow small companies less actively, and information about these companies is not always readily available. For these and other reasons, the prices of small capitalization securities may fluctuate more significantly than the securities of larger companies in response to news about the company, the markets or the economy. As a result, the price of the Fund's shares may exhibit a higher degree of volatility than the market averages. If a stock is particularly volatile, there is a greater possibility that the Fund will lose money on that stock.

                             MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES

The Trust has a Board of Trustees that establishes the Fund's policies and supervises and reviews the management of the Fund. The day-to-day operations of the Fund are administered by the officers of the Trust and by the Adviser pursuant to the terms of Investment Advisory Agreements with the Fund. The Trustees review, among other things, the various services provided by the Adviser to ensure that the Fund's general investment policies and programs are followed and that administrative services are provided to the Fund in a satisfactory manner.

THE INVESTMENT ADVISER

Bjurman, Barry & Associates serves as the Fund's investment adviser and is an investment adviser registered as such under the Investment Advisers Act of 1940, as amended. The Adviser has been engaged in the investment management business since 1970, and provides investment advisory services to individuals and institutional clients. In addition, the Adviser acts as sub-adviser since September 2002 to the Touchstone Small Cap Growth Fund. The principal business address of the Adviser is 10100 Santa Monica Boulevard, Suite 1200, Los Angeles, California 90067-4103. The Adviser makes the investment decisions concerning the assets of the Fund and reviews, supervises and administers the Fund's investments, subject to the supervision of, and policies established by, the Trustees of the Trust.

For providing investment advisory services, the Fund pays the Adviser a monthly fee which is calculated daily by applying an annual rate of 1.00% to the average daily net assets of the Fund. From time to time, the Adviser may voluntarily waive all or a portion of its investment advisory fee and/or absorb certain expenses of the Fund without further notification of the commencement or termination of any such waiver or absorption. Any such waiver or absorption will have the effect of lowering the overall expense ratio of the applicable Fund and increasing the Fund's overall return to investors at the time any such amounts are waived and/or absorbed. Currently, the Adviser has voluntarily agreed to waive all or a portion of its fee, and/or to reimburse expenses of the Fund, to the extent necessary in order to limit net operating expenses - including

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the  investment  advisory  fee - to an annual rate of not more than 1.80% of the
Fund's average daily net assets. The Adviser reserves the right to terminate its voluntary fee waivers and seek reimbursement for amounts it has previously waived at any time in its sole discretion.

PORTFOLIO MANAGEMENT

Investment decisions for the Fund are made by the Investment Policy Committee of the Adviser. Management of the Fund is done on a team basis, with O. Thomas Barry, III, CFA, CIC, as the lead manager. Mr. Barry, Chief Investment Officer and Senior Executive Vice President of the Adviser, joined the firm in 1978 after serving as Senior Investment Officer at Security Pacific National Bank. He holds a BA in Economics and an MBA in Corporate Finance and Accounting and has over 30 years of investment experience.

THE UNDERWRITER

IFS Fund Distributors, Inc., referred to as the Underwriter, serves as principal underwriter for the Trust and, as such, is the exclusive agent for the distribution of shares of the Fund. The Underwriter is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

THE ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Integrated Fund Services, Inc., referred to as the Transfer Agent, serves as administrator, accounting services agent and transfer agent to the Fund. The Transfer Agent is an affiliate of the Underwriter by reason of common ownership.

                              THE DISTRIBUTION PLAN

The Board of Trustees of the Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, referred to as the 1940 Act. As provided in the Plan, the Fund will reimburse the Adviser, the Underwriter or others in an amount up to a maximum 0.25% of its average daily net assets for expenses incurred in connection with the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO PURCHASE SHARES

We are required by law to obtain certain personal information from you, which will be used by us to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

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PURCHASES BY MAIL

You may purchase shares of the Fund initially by completing the application accompanying this Prospectus and mailing it together with a check payable to the Bjurman, Barry Funds or to the Fund to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. If this is an initial purchase, please send a minimum of $5,000 or $2,000 for IRA and SEP accounts.

PURCHASES BY WIRE TRANSFER

You may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (nationwide call toll-free 800-227-7264) for instructions. You should be prepared to provide a completed, signed account application by mail or facsimile. Your investment will be made at the net asset value or NAV next determined after your wire is received together with the account information indicated above. If the Fund do not receive timely and complete account information (prior to the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time), there may be a delay in the investment of your money and any accrual of dividends.

PURCHASES THROUGH BROKER-DEALERS

The Fund may accept telephone orders only from brokers, financial institutions or service organizations that have been previously approved by the Fund. It is the responsibility of these brokers, financial institutions or service organizations to promptly forward such purchase orders and payments to the Fund. Such brokers, financial institutions, service organizations, banks and bank trust departments, may charge you a transaction fee or other fee for their respective services at the time of purchase. In addition, the Fund or the Adviser may pay a service or distribution fee to such financial intermediaries.

Wire orders for shares of the Fund received by dealers prior to the close of the regular session of trading on the New York Stock Exchange, or NYSE, generally 4:00 p.m., Eastern time, and received by the Transfer Agent before 5:00 p.m., Eastern time, on the same day, are confirmed at that day's NAV. Orders received by dealers after the close of the regular session of trading on the NYSE, are confirmed at the NAV next determined on the following business day. It is the dealer's obligation to place the order with the Transfer Agent before 5:00 p.m., Eastern time.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Fund through a "processing organization" (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust's behalf. Before investing in a Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

o    Charge a fee for its services;

o    Act as the shareholder of record of the shares;

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

o    Set different minimum initial and additional investment requirements;

o    Impose other charges and restrictions; or

o Designate intermediaries to accept purchase and sales orders on the Fund's behalf.

The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust. Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment objectives and is otherwise acceptable to the Adviser.

SUBSEQUENT INVESTMENTS

Once an account has been opened, subsequent purchases may be made by mail, bank wire, automatic investing or direct deposit. When making additional investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the Bjurman, Barry Funds or to the Fund and mailed to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement. All purchases are made at the applicable NAV next determined after receipt of a purchase order by the Fund. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, that broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

GENERAL

Shares of the Fund are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Fund. Purchase orders received by the Transfer Agent prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are confirmed at that day's NAV. Purchase orders received by the Transfer Agent after the close of the regular session of trading on the NYSE are confirmed at the NAV next determined on the following business day.

All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. Investors who purchase shares of the Fund by check may not receive redemption proceeds until there is reasonable belief that the check cleared, which may take up to 15 calendar days after the purchase date. The Fund will only accept a check where the Fund, or the Trust, is the payee. The Fund and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

If your check or wire in payment of a purchase of shares does not clear, the purchase will be canceled (and any profit will inure to the Fund), a charge (minimum of $25) will be imposed on you, and you will be responsible for any resulting losses or fees incurred by the Trust, the Underwriter or the Transfer Agent. Further, the Fund may redeem shares from your account in the Fund as reimbursement for any losses or fees incurred, and you may be prohibited or restricted from making future purchases in the Fund.

The Fund reserves the right to suspend the offering of shares of the Fund. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund's account application contains provisions in favor of the Fund, the Underwriter, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities, including, among others, losses resulting from unauthorized shareholder transactions, relating to the various services made available to investors.

                              HOW TO REDEEM SHARES

You may redeem shares of the Fund without any redemption charge on any business day that the Fund are open for business. Redemptions will be effected at the current NAV per share next determined after the Transfer Agent receives a redemption request meeting the requirements described below.

REDEMPTION BY MAIL

You may redeem shares by submitting a written request for redemption to Integrated Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The written redemption request must be in good order, which means that it must: (1) identify the shareholder's account name and account number; (2) state the number of shares (or dollar amount) to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.

REDEMPTION BY TELEPHONE

If you have so indicated on your application, or have subsequently arranged in writing with the Transfer Agent to do so, you may redeem shares having a value of $10,000 or less by calling the Transfer Agent (nationwide call toll-free 800-227-7264). The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request with a signature guarantee must be sent to the Transfer Agent. Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. IRA accounts are not redeemable by telephone.

The Fund reserves the right to refuse a wire or telephone redemption if the Fund believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time. The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should follow the procedures for redemption by mail.

GENERAL REDEMPTION INFORMATION

A redemption request will not be deemed to be properly received until the Transfer Agent receives all required documents in good order. If you have any questions with respect to the proper form for redemption requests you should contact the Transfer Agent (nationwide call toll-free 800-227-7264).

To prevent fraudulent redemptions, for any redemption requests exceeding $10,000 or where proceeds are to be mailed to an address other than the address of record, your signature must be medallion guaranteed by any eligible guarantor institution, including a commercial bank, credit union, broker and dealers, member firm of a national securities exchange, registered securities association, clearing agency or savings and loan association. A credit union must be authorized to issue medallion signature guarantees. Notary public endorsement will not be accepted. Some other circumstances requiring a medallion signature guarantee include:

o Proceeds to be paid when information on your investment application has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o    Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from a joint account to an individual's account

o Changing wire or ACH instructions or sending proceeds via wire or ACH when instructions have been added within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

Additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans may be required. Redemptions will be processed on any day the Fund is open for business. Redemptions will be effective at the current NAV per share next determined after the receipt by the Transfer Agent of a redemption request meeting the requirements described above. Payment is normally made within 3 business days following receipt of these instructions. The Fund may, however, delay mailing the proceeds of a redemption until it is reasonably satisfied that the check used to pay for the shares has cleared, which may take up to 15 days after the purchase date. Payment may also be made by wire directly to any bank previously designated by an investor on his or her new account application. There is a charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. It should also be noted that banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions, service organizations, banks and bank trust departments.

Except as noted below, redemption requests received in proper form by the Transfer Agent prior to the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, on any business day on which the Fund calculate their NAVs are effective as of that day. Redemption requests received after 4:00 p.m., Eastern Time, will be effected at the applicable NAV per share determined on the next business day following receipt.

The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Trustees, result in the Fund selling assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Trust Instrument, however, payment for shares redeemed may also be made in-kind, or partly in cash and partly in-kind. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Fund, during any 90-day period for any one shareholder. Any portfolio securities distributed in-kind would be in readily marketable securities and valued in the manner described below. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

The Fund may suspend the right of redemption or postpone the date of payment for more than 3 days during any period when (1) trading on the NYSE is restricted or is closed, other than customary weekend and holiday closings; (2) the Securities and Exchange Commission has, by order, permitted such suspension; (3) an emergency, as defined by rules of the Commission, exists making disposal of portfolio investments or determination of the value of the net assets of the Fund not reasonably practicable.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

Shares of the Fund may be redeemed through certain brokers, financial institutions, service organizations, banks, and bank trust departments who may charge the investor a transaction or other fee for their services. Such additional transaction fees would not otherwise be charged if the shares were redeemed directly from the Fund.

MINIMUM BALANCES

Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account at their then-current NAV, which will be promptly paid to the shareholder, if at any time the total investment does not have a value of at least $1,000 based on actual amounts invested, but not due to market depreciation. You will be notified that the value of your account is less than the required minimum and you will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed.

                              SHAREHOLDER SERVICES

The following special services are available to shareholders of the Fund. Please
contact  the  Transfer  Agent  (nationwide  call  toll-free   800-227-7264)  for
additional information about the shareholder services described below.

AUTOMATIC INVESTMENT PLAN

Once an account has been opened, you can make additional monthly purchases of shares of the Fund through an automatic investment plan. You may authorize the automatic withdrawal of funds from your bank account by opening your account with a minimum of $5,000, or $2,000 for IRA and SEP accounts, and completing the appropriate section on the account application enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $100. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Fund.

RETIREMENT PLANS

The Fund is available for investment in Traditional IRAs, Roth IRAs, SEP IRAs, Coverdell Education Savings Accounts, 401(k) and 403(b) plans and other qualified retirement plans.

INTEGRATED VOICE RESPONSE SYSTEM

You may obtain 24-hour access to account information and certain transaction history by calling 800-227-7264 within the United States. The Fund's Integrated Voice Response System provides each Fund's share price and price changes; account balances; and account history - for example, the last 5 transactions and current year and prior year dividend distribution. There is no charge for this service and a shareholder may change or stop this service at any time by written notice to the Fund.

                                 NET ASSET VALUE

On each day that the Fund is open for business, the share price, or NAV, of the Fund is determined as of the close of the regular session of trading on the NYSE, normally 4:00 p.m., Eastern time. The Fund is open for business on each day the NYSE is open for business and on any other day when there is sufficient trading in a Fund's investments that its NAV might be materially affected. The Fund is generally not open for business on national holidays. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities, including estimated accrued expenses, by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of the Fund's shares is effected is based on the next calculation of NAV after the order is placed.

Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Trustees believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. In the event the amortized cost valuation deviates from market quotations in excess of 1/4 of 1%, the Adviser will immediately inform the chairman of the Trust's Audit Committee. In the event that the deviation is greater than 1/2 of 1%, the Adviser will immediately report to the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

                               DIVIDENDS AND TAXES

DIVIDENDS

It is the Fund's intention to distribute its net investment income each December. Any net gains realized from the sale of portfolio securities are distributed at least once each year unless losses carried forward from prior years are used to offset them, in which case no such gain will be distributed. Such income dividends and capital gain distributions are reinvested automatically in additional shares at NAV, unless you elect to receive them in cash. Distribution options may be changed at any time by writing to the Fund prior to a dividend record date.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed may be reinvested in the shareholder's account at the then-current NAV, and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex-dividend date, referred to as the ex-date, at the NAV determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether received in cash or reinvested in additional shares.

Please note that dividends and distributions on shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

The Fund has qualified and intends to continue to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for federal income tax to the extent that its earnings and net realized capital gains are distributed to shareholders. To so qualify, each Fund must meet certain tests regarding the nature if its investments and the types of its income, including among other things, limiting its investments so that, at the close of each quarter of its taxable year, (1) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of any single issuer, and the Fund will not own more than 10% of the outstanding voting securities of any single issuer and (2) not more than 25% of the market value of a Fund's total assets will be invested in the securities of any single issuer, excluding U.S. Government securities and the securities of other investment companies. The Fund also intends to make sufficient distributions prior to the end of each calendar year in order to avoid liability for federal excise tax based on net income.

An investment in the Fund has certain tax consequences, depending on the type of account. The Fund will distribute all of its net investment income to shareholders. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Distributions are generally taxable when they are paid, whether in cash or by reinvestment in additional shares, except that distributions declared in October, November or December and paid in the following January are taxable as if they were paid on December 31. Taxes on distributions to a qualified retirement account are generally deferred until distributions are made from the retirement account. A redemption of the Fund's shares is a taxable event to the shareholder.

For federal income tax purposes, income dividends and short-term capital gain distributions paid by the Fund are taxed as ordinary income. Distributions of net long-term capital gains - the excess of net long-term capital gain over net short-term capital loss - are usually taxed as long-term capital gains, regardless of how long a shareholder has held the Fund's shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of each Fund's distributions could vary in any given year. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes.

A shareholder may be subject to a 30% (29% AFTER December 31, 2003) backup withholding on reportable dividend and redemption payments, referred to as backup withholding, if a certified taxpayer identification number is not on file with the Fund, if the Internal Revenue Service notifies the Fund to implement backup withholding for the shareholder, or if to the Fund's knowledge, an incorrect number has been furnished. An individual's taxpayer identification number is his or her Social Security Number.

INVESTMENT ADVISER
Bjurman, Barry & Associates
10100 Santa Monica Boulevard, Suite 1200
Los Angeles, California 90067-4103
(310) 553-6577

SHAREHOLDER SERVICES
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
(800) 227-7264

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071-3197

AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue, Suite 200
Los Angeles, California 90071-3462

For Additional Information about The Bjurman, Barry Funds call:

     (800) 227-7264

or visit The Bjurman, Barry Funds' Web Site on the Internet at:

www.bjurmanbarry.com

Additional information about the Fund is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-227-7264.

Information about the Fund - including the SAI - can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.com, or by writing to the Commission's Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-7921